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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

===========================================================================

                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): July 22, 1997


                   DAKOTA TELECOMMUNICATIONS GROUP, INC.
          (Exact Name of Registrant as Specified in its Charter)

     333-22025                     DELAWARE                   APPLIED FOR
(Commission File Number)  (State or Other Jurisdiction       (IRS Employer
                               of Incorporation)         Identification Number)


                                    AND


                DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC.
          (Exact Name of Registrant as Specified in its Charter)

     333-22025                   SOUTH DAKOTA                  46-0234208
(Commission File Number)  (State or Other Jurisdiction       (IRS Employer
                              of Incorporation)          Identification Number)


         29705 453RD AVENUE
         IRENE, SOUTH DAKOTA                                  57037-0066
(Address of Principal Executive Offices)                      (Zip Code)


    Registrant's Telephone Number, Including Area Code:  (605) 263-3301


             DAKOTA TELECOMMUNICATIONS GROUP (DELAWARE), INC.
          (Former Name of Dakota Telecommunications Group, Inc.,
                       if Changed Since Last Report)
===========================================================================



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On February 19, 1997, Dakota Telecommunications Group (Delaware), Inc. (the "Company") and Dakota Cooperative Telecommunications, Inc. (the "Cooperative") filed a Registration Statement on Form S-4 (Registration Statement No. 333-22025) with respect to the proposed conversion of the Cooperative into a South Dakota business corporation (the "Conversion") and the proposed merger of the resulting South Dakota business corporation with and into the Company (the "Merger"). The description of the Conversion set forth under the heading "The Conversion" in the Registration Statement is here incorporated by reference. The description of the Merger set forth under the heading "The Merger" in the Registration Statement is here incorporated by reference.

     At a special meeting of the members of the Cooperative held on July 21, 1997, the members of the Cooperative voted to approved and adopt the amendment to the articles of incorporation of the Cooperative to effect the Conversion. The Conversion became effective on July 22, 1997. In the Conversion, (i) each share of common stock, $5 par value, of the Cooperative issued and outstanding immediately prior to the effective time of the Conversion became and was converted into the right to receive a validly issued, fully paid and nonassessable share of common stock of the South Dakota business corporation, (ii) each share of preferred stock, $100 par value, of the Cooperative ("Preferred Stock") issued and outstanding immediately prior to the effective time of the Conversion became and was converted into the right to receive 80.8216445 validly issued, fully paid and nonassessable shares of common stock of the South Dakota business corporation and (iii) each dollar credited on the books of the Cooperative to the capital account of each current and former member (a "Capital Credit") immediately prior to the effective time of the Conversion was retired in full and automatically became and was converted into the right to receive 0.2 of a validly issued, fully paid and nonassessable share of common stock of the South Dakota business corporation, all subject to payment in cash for fractional shares.

     Immediately following the special meeting of members of the Cooperative, a special meeting of the shareholders of the resulting South Dakota business corporation was held on July 21, 1997. At that meeting, the shareholders of the South Dakota business corporation voted to approve an Agreement and Plan of Merger pursuant to which the South Dakota business corporation would be merged with and into the Company. In the Merger, each right to receive a whole share of common stock of the South Dakota business corporation issuable in the Conversion automatically became and was converted into the right to receive one validly issued, fully paid and nonassessable share of the Company's common stock, without par value. The outstanding shares of common stock of the Company held by the South Dakota business corporation were canceled in the Merger. The Merger became effective on July 25, 1997.


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     As a result of the Conversion, the Cooperative was converted into a
South Dakota business corporation and control of the entity shifted from the members of the Cooperative to a larger group of individuals and entities consisting of the members of the Cooperative and the former holders of Capital Credits and Preferred Stock. No additional consideration was paid by any of these individuals or entities in connection with the Conversion. No single individual or entity was entitled to receive more than five percent of the shares of the resulting South Dakota business corporation issuable in the Conversion.

     As a result of the Merger, the Company ceased to be a wholly owned subsidiary of the South Dakota business corporation that resulted from the Conversion. Control of the Company is now held by all of the individuals and entities who were shareholders of the South Dakota business corporation immediately before the effective time of the Merger in the same proportions and to the same extent that those individuals and entities exercised control of the South Dakota business corporation immediately before the effective time of the Merger. No single individual or entity owns more than five percent of the outstanding shares of the Company's common stock. No additional consideration was paid by these individuals or entities in connection with the Merger.

     To the best knowledge of the Company and the Cooperative, there are no arrangements or understandings among members of the former and new control groups and their associates with respect to the election of directors or other matters. To the best knowledge of the Company and the Cooperative, there are no arrangements that may result in a change in control of the Company.

     On July 24, 1997, a shareholder derivative action was filed in the Circuit Court for the County of Clay, South Dakota, First Judicial Circuit, by Ronald "Skip" Graff, on behalf of the Cooperative, against the Cooperative and Ross Benson, Dale Bye, Edward Christensen, Jr., Jeff Goeman, James Jibben, Palmer Larson, John Roth, John Schaefer, Thomas Hertz and Craig Anderson (the "individual defendants"). The Complaint was filed against the individual defendants both individually and in their capacities as members of the Board of Directors of the Cooperative.

     In the Complaint, Mr. Graff alleges, on behalf of the Cooperative, that the individual defendants negligently and knowingly breached their fiduciary duties of care and loyalty to the Cooperative in allegedly violating the Bylaws of the Cooperative by permitting voting by proxy at the special meeting of members of the Cooperative. Mr. Graff also alleges that the Bylaws of the Cooperative require that the Board obtain three independent appraisers to place a value on the Cooperative's assets if there is to be a "sale, lease, lease-sale, exchange, transfer, or other disposition of all or a substantial portion of the Cooperative's property." Mr. Graff alleges that the individual defendants breached their fiduciary


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duties of care and loyalty to the Cooperative in allegedly violating the
Bylaws because they failed to obtain three independent appraisers to place a value on the Cooperative's assets. Mr. Graff also alleges that the individual defendants engaged in ultra vires acts because each individual defendant allegedly allowed the Cooperative to exceed the authority granted to it under the Bylaws of the Cooperative.

     As relief, Mr. Graff has requested that the Court (i) find that the individual defendants breached their fiduciary duties to the Cooperative,
(ii) hold the acts of the individual defendants to be ultra vires, (iii) appoint Mr. Graff agent for the Cooperative to represent the Cooperative in the action, (iv) render a judgment in favor of Mr. Graff and the Cooperative against the individual defendants, (v) permanently enjoin the individual defendants from converting the Cooperative to a business corporation, filing any articles of conversion for the Cooperative, meeting for the purpose of voting to merge the Cooperative into the Company or actually merging the Cooperative into the Company, (vi) reimburse Mr. Graff for his costs and expenses, including attorney fees, associated with bringing the action, (vii) determine that the individual defendants are not entitled to indemnification by the Cooperative for their actions and that each individual defendant be required to post a bond for attorney fees and
(viii) award such other equitable relief as the Court may deem just and proper. Mr. Graff has demanded a jury trial.

     At a hearing held on July 25, 1997, the Honorable Lee A. Tappe, Circuit Court Judge, vacated a previously issued temporary injunction nunc pro tunc as of July 22, 1997, and denied Mr. Graff's motion for a preliminary injunction in all respects.

     The Company and the Cooperative, and their respective boards of directors, believe that Mr. Graff's claims are totally without merit and intend to vigorously defend the claims. If Mr. Graff is successful in this action and the Court grants some or all of the relief requested, the award of such relief could have a material adverse effect on the business, financial condition, results of operations and future prospects of the Company and the Cooperative and could result in a reversal of the Conversion transaction and/or the Merger transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.





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          (c)  EXHIBITS.  The following exhibits are incorporated by reference as exhibits to this Current Report from the Form S-4 Registration Statement (Registration Statement No. 333-22025) that became effective on June 13, 1997.

           EXHIBIT NO.              DOCUMENT
           ------- --               --------

              2.1 AMENDMENT TO ARTICLES OF INCORPORATION OF DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. Attached as Appendix A to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

              2.2 AGREEMENT AND PLAN OF MERGER. Attached as Appendix D to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

              4.1        CERTIFICATE OF INCORPORATION OF DAKOTA
                         TELECOMMUNICATIONS GROUP, INC.  Attached as
                         Appendix E to the Prospectus and Ballot/Proxy Statement filed as a part of the Registration Statement.

              4.2 BYLAWS OF DAKOTA TELECOMMUNICATIONS GROUP, INC. Attached as Appendix F to the
                         Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

              4.3 STANDSTILL AGREEMENT DATED NOVEMBER 27, 1996, AMONG DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. AND THE SELLING SHAREHOLDERS OF TCIC COMMUNICATIONS, INC. Filed as Exhibit 4.7 to the Registration Statement.

              4.4 STANDSTILL AGREEMENT DATED NOVEMBER 27, 1996, AMONG DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. AND THE SELLING SHAREHOLDERS OF I-WAY, PARTNERS, INC. Filed as Exhibit 4.8 to the Registration Statement.

              4.5        DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC.
                         FORM OF WARRANT AGREEMENT.  Filed as Exhibit
                         4.11 to the Registration Statement.

              4.6        DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC.
                         FORM OF OPTION AGREEMENT.  Filed as Exhibit
                         4.12 to the Registration Statement.

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              4.7        AGREEMENT REGARDING STOCK (I-WAY PARTNERS,
                         INC.) DATED NOVEMBER 27, 1996.  Filed as
                         Exhibit 4.13 to the Registration Statement.

              4.8        AGREEMENT REGARDING STOCK (TCIC
                         COMMUNICATIONS, INC.) DATED NOVEMBER 27,
                         1996.  Filed as Exhibit 4.14 to the
                         Registration Statement.

              4.9 DAKOTA TELECOMMUNICATIONS GROUP, INC. COMMON STOCK CERTIFICATE. Filed as Exhibit 4.16 to the Registration Statement.

              4.10 TELEPHONE LOAN CONTRACT 515-A DATED SEPTEMBER 5, 1952. Filed as Exhibit 4.17 to the
                         Registration Statement.

              4.11 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-B DATED AUGUST 11, 1955. Filed as Exhibit 4.18 to the Registration Statement.

              4.12 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-C DATED OCTOBER 9, 1958. Filed as Exhibit 4.19 to the Registration Statement.

              4.13 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-D DATED MARCH 8, 1961. Filed as Exhibit 4.20 to the Registration Statement.

              4.14 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-E DATED AUGUST 20, 1964. Filed as Exhibit 4.21 to the Registration Statement.

              4.15 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-F DATED JUNE 1, 1967. Filed as Exhibit 4.22 to the Registration Statement.

              4.16 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-G DATED DECEMBER 20, 1968. Filed as Exhibit
                         4.23 to the Registration Statement.

              4.17 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-H DATED DECEMBER 8, 1970. Filed as Exhibit
                         4.24 to the Registration Statement.

              4.18 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-K1 DATED OCTOBER 2, 1972. Filed as Exhibit 4.25 to the Registration Statement.


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              4.19       AMENDMENT TO TELEPHONE LOAN CONTRACT 515-L8
                         DATED JUNE 4, 1973. Filed as Exhibit 4.26 to the Registration Statement.

              4.20 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-M8 DATED AUGUST 29, 1973. Filed as Exhibit 4.27 to the Registration Statement.

              4.21 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-N8 DATED MAY 13, 1976. Filed as Exhibit 4.28 to the Registration Statement.

              4.22 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-P8 DATED JULY 20, 1977. Filed as Exhibit 4.29 to the Registration Statement.

              4.23 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-R8 DATED NOVEMBER 22, 1982. Filed as Exhibit
                         4.30 to the Registration Statement.

              4.24 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-S8 DATED FEBRUARY 4, 1986. Filed as Exhibit
                         4.31 to the Registration Statement.

              4.25 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-T8 DATED SEPTEMBER 25, 1991. Filed as Exhibit
                         4.32 to the Registration Statement.

              4.26 DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. RESTATED MORTGAGE, SECURITY AGREEMENT, AND FINANCING STATEMENT (515-S8) AND SUPPLEMENT DATED APRIL 13, 1992. Filed as Exhibit 4.33 to the Registration Statement.

              4.27       DAKOTA TELECOM, INC. LOAN AGREEMENT WITH
                         RURAL TELEPHONE FINANCE COOPERATIVE DATED
                         JANUARY 29, 1996. Filed as Exhibit 4.34 to the Registration Statement.

              4.28       DAKOTA TELECOM, INC. LOAN AGREEMENT WITH
                         RURAL TELEPHONE FINANCE COOPERATIVE DATED
                         JUNE 27, 1996.  Filed as Exhibit 4.35 to the
                         Registration Statement.







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              4.29       The Company has several classes of long-term
                         debt instruments outstanding in addition to that described in Exhibits 4.10 through 4.31. The amount of these classes of debt outstanding on June 30, 1997, does not exceed 10 percent of the Company's total consolidated assets. The Company agrees to furnish copies of any agreement defining the rights of holders of any such long-term indebtedness to the Securities and Exchange Commission upon request.

              4.30 FINANCING COMMITMENT FROM RURAL TELEPHONE FINANCE COOPERATIVE. Filed as Exhibit 4.37 to the Registration Statement.

              4.31 NOTICE OF APPROVAL OF FINANCING FROM RURAL TELEPHONE FINANCE COOPERATIVE. Filed as
                         Exhibit 4.38 to the Registration Statement

              4.32 AMENDED ARTICLES OF INCORPORATION OF DAKOTA TELECOMMUNICATIONS GROUP, INC. Attached as Appendix B to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

              4.33 BYLAWS OF DAKOTA TELECOMMUNICATIONS GROUP, INC. Attached as Appendix C to the
                         Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.




















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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DAKOTA TELECOMMUNICATIONS
                              GROUP, INC.


Date: August 6, 1997          By /S/ CRAIG A. ANDERSON
                                 Craig A. Anderson
                                 Executive Vice President - Marketing
                                 and Chief Financial Officer



                              DAKOTA COOPERATIVE
                              TELECOMMUNICATIONS, INC.


Date: August 6, 1997          By /S/ CRAIG A. ANDERSON
                                 Craig A. Anderson
                                 Executive Vice President - Marketing
                                 and Chief Financial Officer

























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                               EXHIBIT INDEX

   EXHIBIT NO.           DOCUMENT
   ------- --            --------

     2.1 AMENDMENT TO ARTICLES OF INCORPORATION OF DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. Attached as Appendix A to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

     2.2 AGREEMENT AND PLAN OF MERGER. Attached as Appendix D to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

     4.1            CERTIFICATE OF INCORPORATION OF DAKOTA
                    TELECOMMUNICATIONS GROUP, INC. Attached as Appendix E to the Prospectus and Ballot/Proxy Statement filed as a part of the Registration Statement.

     4.2            BYLAWS OF DAKOTA TELECOMMUNICATIONS GROUP, INC.
                    Attached as Appendix F to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

     4.3 STANDSTILL AGREEMENT DATED NOVEMBER 27, 1996, AMONG DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. AND THE SELLING SHAREHOLDERS OF TCIC COMMUNICATIONS, INC. Filed as Exhibit 4.7 to the Registration Statement.

     4.4 STANDSTILL AGREEMENT DATED NOVEMBER 27, 1996, AMONG DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. AND THE SELLING SHAREHOLDERS OF I-WAY, PARTNERS, INC. Filed as
                    Exhibit 4.8 to the Registration Statement.

     4.5 DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. FORM OF WARRANT AGREEMENT. Filed as Exhibit 4.11 to the Registration Statement.

     4.6 DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. FORM OF OPTION AGREEMENT. Filed as Exhibit 4.12 to the Registration Statement.

     4.7 AGREEMENT REGARDING STOCK (I-WAY PARTNERS, INC.) DATED NOVEMBER 27, 1996. Filed as Exhibit 4.13 to the Registration Statement.

     4.8            AGREEMENT REGARDING STOCK (TCIC COMMUNICATIONS, INC.)
                    DATED NOVEMBER 27, 1996. Filed as Exhibit 4.14 to the Registration Statement.

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     4.9            DAKOTA TELECOMMUNICATIONS GROUP, INC. COMMON STOCK
                    CERTIFICATE. Filed as Exhibit 4.16 to the Registration Statement.

     4.10           TELEPHONE LOAN CONTRACT 515-A DATED SEPTEMBER 5, 1952.
                    Filed as Exhibit 4.17 to the Registration Statement.

     4.11 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-B DATED AUGUST 11, 1955. Filed as Exhibit 4.18 to the Registration Statement.

     4.12 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-C DATED OCTOBER 9, 1958. Filed as Exhibit 4.19 to the Registration Statement.

     4.13 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-D DATED MARCH 8, 1961. Filed as Exhibit 4.20 to the Registration Statement.

     4.14 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-E DATED AUGUST 20, 1964. Filed as Exhibit 4.21 to the Registration Statement.

     4.15 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-F DATED JUNE 1, 1967. Filed as Exhibit 4.22 to the Registration Statement.

     4.16 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-G DATED DECEMBER 20, 1968. Filed as Exhibit 4.23 to the Registration Statement.

     4.17 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-H DATED DECEMBER 8, 1970. Filed as Exhibit 4.24 to the Registration Statement.

     4.18 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-K1 DATED OCTOBER 2, 1972. Filed as Exhibit 4.25 to the Registration Statement.

     4.19 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-L8 DATED JUNE 4, 1973. Filed as Exhibit 4.26 to the Registration Statement.

     4.20 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-M8 DATED AUGUST 29, 1973. Filed as Exhibit 4.27 to the Registration Statement.




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     4.21           AMENDMENT TO TELEPHONE LOAN CONTRACT 515-N8 DATED MAY
                    13, 1976.  Filed as Exhibit 4.28 to the Registration
                    Statement.

     4.22 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-P8 DATED JULY 20, 1977. Filed as Exhibit 4.29 to the Registration Statement.

     4.23 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-R8 DATED NOVEMBER 22, 1982. Filed as Exhibit 4.30 to the Registration Statement.

     4.24 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-S8 DATED FEBRUARY 4, 1986. Filed as Exhibit 4.31 to the Registration Statement.

     4.25 AMENDMENT TO TELEPHONE LOAN CONTRACT 515-T8 DATED SEPTEMBER 25, 1991. Filed as Exhibit 4.32 to the Registration Statement.

     4.26 DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC. RESTATED MORTGAGE, SECURITY AGREEMENT, AND FINANCING STATEMENT (515-S8) AND SUPPLEMENT DATED APRIL 13, 1992. Filed as
                    Exhibit 4.33 to the Registration Statement.

     4.27 DAKOTA TELECOM, INC. LOAN AGREEMENT WITH RURAL TELEPHONE FINANCE COOPERATIVE DATED JANUARY 29, 1996. Filed as Exhibit 4.34 to the Registration Statement.

     4.28 DAKOTA TELECOM, INC. LOAN AGREEMENT WITH RURAL TELEPHONE FINANCE COOPERATIVE DATED JUNE 27, 1996. Filed as Exhibit 4.35 to the Registration Statement.

     4.29 The Company has several classes of long-term debt instruments outstanding in addition to that described in Exhibits 4.10 through 4.31 above. The amount of these classes of debt outstanding on June 30, 1997, does not exceed 10 percent of the Company's total consolidated assets. The Company agrees to furnish copies of any agreement defining the rights of holders of any such long-term indebtedness to the Securities and Exchange Commission upon request.

     4.30 FINANCING COMMITMENT FROM RURAL TELEPHONE FINANCE COOPERATIVE. Filed as Exhibit 4.37 to the Registration Statement.




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     4.31           NOTICE OF APPROVAL OF FINANCING FROM RURAL TELEPHONE
                    FINANCE COOPERATIVE. Filed as Exhibit 4.38 to the Registration Statement

     4.32           AMENDED ARTICLES OF INCORPORATION OF DAKOTA
                    TELECOMMUNICATIONS GROUP, INC. Attached as Appendix B to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.

     4.33           BYLAWS OF DAKOTA TELECOMMUNICATIONS GROUP, INC.
                    Attached as Appendix C to the Prospectus and Ballot/Proxy Statement filed as part of the Registration Statement.





































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